21Shares FTSE Crypto 10 ex-BTC Index ETF
Consolidated Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED PRODUCTS - 89.3%	Shares	Value
21Shares Avalanche Staking ETP (a)(b)	2,779	$4,448
21Shares Binance BNB ETP (a)(b)	2,342	94,851
21Shares Bitcoin Cash ETP (a)(b)	548	10,495
21Shares Cardano ETP (a)(b)	2,340	10,287
21Shares Chainlink ETP (a)(b)	791	7,048
21Shares Dogecoin ETP (a)(b)	5,619	16,497
21Shares Ethereum ETF (b)(c)(e)	22,211	232,549
21Shares Hyperliquid ETP (a)(b)	745	10,995
21Shares Solana Staking ETP (a)(b)	981	53,092
21Shares XRP ETP (a)(b)	2,579	92,908
TOTAL EXCHANGE TRADED PRODUCTS (Cost $885,358)		533,170

TOTAL INVESTMENTS - 89.3% (Cost $885,358)		533,170
Money Market Deposit Account - 16.7% (d)		99,749
Liabilities in Excess of Other Assets - (6.0)%		(36,037)
TOTAL NET ASSETS - 100.0%		$596,882

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

(e)	All of this security is held by TXBC Cayman.

21Shares FTSE Crypto 10 ex-BTC Index ETF
Consolidated Schedule of Futures Contracts
March 31, 2026 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CDE Nano Ether Futures(a)	290	04/24/2026	$61,002	$(2,448)
Net Unrealized Appreciation (Depreciation)		$–	$–	$(2,448)

(a) All of this security is held by TXBC Cayman.

21Shares FTSE Crypto 10 ex-BTC Index ETF
Consolidated Schedule of Reverse Repurchase Agreements
March 31, 2026 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value(a)
Marex Capital Markets Inc.	4.23%	03/26/2026	04/02/2026	$1,235,421	$1,234,406
				$1,235,421	$1,234,406

(a) In connection with reverse repurchase agreements, the Fund pledged U.S. Treasury bills as collateral and subsequently sold such securities. At March 31, 2026, the value of Treasury bills sold that remain subject to the reverse repurchase agreements totaled $1,247,605.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

21Shares FTSE Crypto 10 ex-BTC Index ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Products	$533,170	$–	$–	$533,170
Total Investments	$533,170	$–	$–	$533,170

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	$–	$(1,234,406)	$–	$(1,234,406)
Futures Contracts *	(2,448)	–	–	(2,448)
Total Other Financial Instruments	$(2,448)	$(1,234,406)	$–	$(1,236,854)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

	Value as of December 31, 2025	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
21Shares Avalanche Staking ETP	$6,150	$152	$–	$–	$(1,854)	$4,448	$–	$–
21Shares Binance BNB ETP	138,606	–	(3,158)	(1,550)	(39,047)	94,851	–	–
21Shares Bitcoin Cash ETP	14,016	–	(415)	(131)	(2,975)	10,495	–	–
21Shares Cardano ETP	14,646	250	–	–	(4,609)	10,287	–	–
21Shares Chainlink ETP	9,989	157	–	–	(3,098)	7,048	–	–
21Shares Dogecoin ETP	21,069	1,149	–	–	(5,721)	16,497	–	–
21Shares Ethereum ETF(a)	327,699	94,253	(62,717)	(36,012)	(90,674)	232,549	480	–
21Shares Hyperliquid ETP	10,002	–	(3,414)	236	4,171	10,995	–	–
21Shares Solana Staking ETP	79,376	1,002	–	–	(27,286)	53,092	–	–
21Shares XRP ETP	132,457	510	–	–	(40,059)	92,908	–	–
	$754,010	$97,473	$(69,704)	$(37,457)	$(211,152)	$533,170	$480	$–

(a) All of this security is held by TXBC Cayman.